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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

Date of Report (Date of earliest event reported): October 16, 1996

                     CoreStates Financial Corp
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      (Exact name of registrant specified in its Charter)


        Pennsylvania         0-6879          23-1899716
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        (State or other      (Commission  (IRS Employee
        jurisdiction of      File Number)  identification No.)
        incorporation)

     Centre Square West, 1500 Market Street
     Philadelphia, Pennsylvania                    19101
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     (Address of principal executive offices)    (Zip Code)


          Registrant's telephone, including area code: (215) 973-7488
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__________________________________________________________________
  (Former name and former address, if changed since last report)
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Item 5.  Other Events.
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     The information set forth in the news release of CoreStates Financial Corp as Exhibit 99 is incorporated by reference and made a part hereof.


Item 7.  Exhibits.
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     99  CoreStates Financial Corp News Release dated October 16, 1996.



                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CORESTATES FINANCIAL CORP
                                                      (Registrant)



                                                By /s/Christopher J. Carey
                                                   ----------------------------
                                                   Christopher J. Carey
                                                   Senior Vice President

Dated: October 16, 1996
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                                 Exhibit Index
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Exhibit No.                                                    Page
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99             CoreStates Financial Corp News Release
               dated October 16, 1996                            4

                                     3 of 9